SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   January 29, 1998
                                                   -----------------------------




                             Base Ten Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                     0-7100              22-1804206
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(State of Other Jurisdiction            (Commission         (I.R.S. Employer
  Of Incorporation)                     File Number)        Identification No.)




One Electronics Drive, Trenton, New Jersey                       08619
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code            (609)586-7010
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Inapplicable
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(Former Name of Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.  Change in Fiscal Year.

         Effective January 29, 1998, the Board of Directors of Base Ten Systems, Inc. (the "Company") approved an amendment to the Company's By-laws to change the fiscal year of the Company so that the Company's annual accounting period will be from January 1 to December 31.

         As a result of the change in fiscal year, the Company will file a transition report on Form 10-Q for the two-month transition period ended
December 31, 1997 with the Securities and Exchange Commission no later than March 15, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 2, 1998

                                                  BASE TEN SYSTEMS, INC.



                                              By: THOMAS E. GARDNER
                                                  ----------------------------
                                                  Thomas E. Gardner
                                                  Chief Executive Officer